                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






                          ATLAS AMERICA PUBLIC #9 LTD.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



              Pennsylvania                                      25-1867510
              ------------                                      ----------
     (State or other jurisdiction of                          (IRS Employer
     incorporation or organization)                        Identification No.)

             311 Rouser Road
       Moon Township, Pennsylvania                                15108
       ---------------------------                                -----
(Address of principal executive offices)                        (Zip Code)

                                 (412) 262-2830
                                 --------------
              (Registrant's telephone number, including area code)

         If this form related to the registration of a class of securities pursuant to Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form related to the registration of a class of securities pursuant to Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

         Securities Act registration statement file number to which this form relates (if applicable): 333-44130



       Securities to be registered pursuant to Section 12(g) of the Act:

            Investor General Partner Units and Limited Partner Units
            --------------------------------------------------------
                                (Title of class)

         ITEM 1.DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Information concerning "Description of Registrant's Securities to be Registered" with respect to the Registrant's limited partnership interests is set forth in:

         o the Exhibits to the Registrant's Registration Statement on Form SB-2, No. 333-44130;

         o Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form SB-2, No. 333-44130;

         o the Exhibits to the Registrant's Form 10-KSB for the year ended December 31, 2000; and

         o the Registrant's Form 10-KSB for the year ended December 31, 2001.

All of this information is incorporated herein by reference except as set forth below.

         ITEM 2. EXHIBITS

         Except as otherwise noted in the footnotes set forth below, the following documents are filed as exhibits to this registration statement:

4.1 (1) Certificate of Limited Partnership Agreement for Atlas America Public #9 Ltd.

4.2 (2) Amended and Restated Certificate and Agreement of Limited Partnership for Atlas America Public #9 Ltd.

5.1 (3)    Opinion of Kunzman & Bollinger, Inc. as to the legality of the Units.

8.1 (4)    Opinion of Kunzman & Bollinger, Inc. as to tax matters.

10.1 (5)   Drilling and Operating Agreement with exhibits.

13.1 (6)   The Registrant's Form 10-KSB for the year ended December 31, 2001.

23.1       Consent of Grant Thornton, L.L.P.

23.2       Consent of United Energy Development Consultants, Inc.

23.3       Consent of Wright & Company, Inc.

23.4       Consent of Kunzman & Bollinger, Inc.

99.1 (7) The Exhibits to the Registrant's Registration Statement on Form SB-2, No. 333-44130.

99.2 (8) Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form SB-2, No. 333-44130.

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(1) Incorporated by reference to Exhibit 4(a) in the Registrant's Form 10-KSB for the year ended December 31, 2000, filed April 2, 2001.

(2) Incorporated by reference to Exhibit 4(b) in the Registrant's Form 10-KSB for the year ended December 31, 2000, filed April 2, 2001.

(3) Incorporated by reference to Exhibit 5 to the Registrant's Registration Statement on Form SB-2, No. 333-44130, filed August 18, 2000.

(4) Incorporated by reference to Exhibit 8 to the Registrant's Registration Statement on Form SB-2, No. 333-44130, filed August 18, 2000.

(5) Incorporated by reference to Exhibit 10(a) in the Registrant's Form 10-KSB for the year ended December 31, 2000, filed April 2, 2001.

(6) Incorporated by reference to the Registrant's Form 10-KSB for the year ended December 31, 2001, filed April 1, 2002.

(7) Incorporated by reference to the Registrant's Registration Statement on Form SB-2, No. 333-44130, filed August 18, 2000.

(8) Incorporated by reference to Pre-Effective Amendment No. 1, filed September 8, 2000, to the Registrant's Registration Statement on Form SB-2, No. 333-44130.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


    Atlas America Public #9 Ltd.
By: Atlas Resources, Inc., Managing General Partner


By: /s/ Jack L. Hollander                                         April 24, 2002
    -----------------------------------------------------         --------------
    Jack L. Hollander                                             Date
    Senior Vice President - Direct Participation Programs

                                  EXHIBIT INDEX


4.1 (1)    Certificate of Limited Partnership Agreement for Atlas America Public #9 Ltd.

4.2 (2)    Amended and Restated Certificate and Agreement of Limited Partnership for Atlas
           America Public #9 Ltd.

5.1 (3)    Opinion of Kunzman & Bollinger, Inc. as to the legality of the Units.

8.1 (4)    Opinion of Kunzman & Bollinger, Inc. as to tax matters.

10.1 (5)   Drilling and Operating Agreement with exhibits.

13.1 (6)   The Registrant's Form 10-KSB for the year ended December 31, 2001.

23.1       Consent of Grant Thornton, L.L.P.

23.2       Consent of United Energy Development Consultants, Inc.

23.3       Consent of Wright & Company, Inc.

23.4       Consent of Kunzman & Bollinger, Inc.

99.1 (7)   The Exhibits to the Registrant's Registration Statement on Form SB-2, No. 333-44130.

99.2 (8)   Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form SB-2,
           No. 333-44130.

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(1) Incorporated by reference to Exhibit 4(a) in the Registrant's Form 10-KSB for the year ended December 31, 2000, filed April 2, 2001.

(2) Incorporated by reference to Exhibit 4(b) in the Registrant's Form 10-KSB for the year ended December 31, 2000, filed April 2, 2001.

(3) Incorporated by reference to Exhibit 5 to the Registrant's Registration Statement on Form SB-2, No. 333-44130, filed August 18, 2000.

(4) Incorporated by reference to Exhibit 8 to the Registrant's Registration Statement on Form SB-2, No. 333-44130, filed August 18, 2000.

(5) Incorporated by reference to Exhibit 10(a) in the Registrant's Form 10-KSB for the year ended December 31, 2000, filed April 2, 2001.

(6) Incorporated by reference to the Registrant's Form 10-KSB for the year ended December 31, 2001, filed April 1, 2002.

(7) Incorporated by reference to the Registrant's Registration Statement on Form SB-2, No. 333-44130, filed August 18, 2000.

(8) Incorporated by reference to Pre-Effective Amendment No. 1, filed September 8, 2000, to the Registrant's Registration Statement on Form SB-2, No. 333-44130.